UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 19, 2021

OAKTREE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38986	98-1482650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA		90071
(Address of principal executive offices)		(Zip Code)

(213) 830-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	OAC.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	OAC	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	OAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 19, 2021, Oaktree Acquisition Corp. (“OAC”) held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 16,295,149 ordinary shares (consisting of 11,263,899 Class A ordinary shares and 5,031,250 Class B ordinary shares) held of record as of December 4, 2020, the record date for the General Meeting, were present in person or by proxy, representing 64.73% of the voting power of OAC’s ordinary shares as of the record date for the General Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the definitive proxy statement/prospectus of OAC, which was filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2020 (the “Proxy Statement”). A summary of the voting results at the General Meeting is set forth below:

The shareholders approved the Business Combination Proposal, the Domestication Proposal, the Governing Documents Proposals, the NYSE Proposal, the Incentive Equity Plan Proposal and the Employee Stock Purchase Plan Proposal (each as defined in the Proxy Statement).

The voting results for each proposal were as follows:

The Business Combination Proposal

For	Against	Abstain
16,294,353	370	426

The Domestication Proposal

For	Against	Abstain
16,294,300	380	469

Governing Documents Proposal A

For	Against	Abstain
14,792,525	1,494,858	7,766

Governing Documents Proposal B

For	Against	Abstain
14,969,053	1,320,249	5,847

Governing Documents Proposal C

For	Against	Abstain
13,606,356	2,681,661	7,132

Governing Documents Proposal D

For	Against	Abstain
13,967,724	2,319,920	7,505

Governing Documents Proposal E

For	Against	Abstain
13,739,238	2,549,686	6,225

Governing Documents Proposal F

For	Against	Abstain
16,276,341	7,698	11,110

The NYSE Proposal

For	Against	Abstain
14,790,696	1,498,648	5,532

The Incentive Equity Plan Proposal

For	Against	Abstain
11,982,580	4,308,598	8,235

The Employee Stock Purchase Plan Proposal

For	Against	Abstain
12,982,580	3,303,094	9,475

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Based on the results of the General Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by that certain Agreement and Plan of Merger, dated as of September 30, 2020, by and among OAC, Rx Merger Sub, Inc. and Hims, Inc., including the Domestication and the Merger (as such terms are defined in the Proxy Statement), are expected to be consummated on January 20, 2021. Following the consummation of the Transactions, the Class A common stock and warrants of New Hims (as such term is defined in the Proxy Statement) are expected to begin trading on the New York Stock Exchange under the symbols “HIMS” and “HIMS WS,” respectively, on January 21, 2021.

Additional Information

OAC has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement/prospectus. OAC has mailed the definitive proxy statement/prospectus and other relevant documents to its shareholders. Investors and security holders of OAC are advised to read the definitive proxy statement/prospectus in connection with OAC’s solicitation of proxies for the General Meeting of shareholders, at which the Business Combination (and related matters) will be considered and voted upon, because the definitive proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/prospectus was mailed to shareholders of OAC that hold their shares in “street name” as of December 4, 2020; shareholders that hold their shares in registered form are entitled to vote their shares held on the date of the meeting. Shareholders will also be able to obtain copies of the definitive proxy statement/prospectus, without charge, on the SEC website at www.sec.gov, or by directing a request to: Oaktree Acquisition Corp., 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

Participants in the Solicitation

OAC and its directors and executive officers may be deemed participants in the solicitation of proxies from OAC’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in OAC is contained in the definitive proxy statement, which was filed with the SEC and available free of charge at the SEC’s website at www.sec.gov, or by directing a request to: Oaktree Acquisition Corp., 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

Hims and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of OAC in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the Business Combination.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or OAC’s or Hims’ future financial or operating performance. For example, statements about the expected timing of the completion of the Business Combination, the benefits of the Business Combination, the competitive environment, and the expected future performance (including future revenue, pro format enterprise value, and cash balance) and market opportunities of Hims are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by OAC and its management, and Hims and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against OAC, Hims, the combined company or others following the announcement of the Business Combination; (3) the inability to satisfy conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards at or following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Hims as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Hims or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the limited operating history of Hims; (12) the Hims business is subject to significant governmental regulation; (13) the Hims business may not successfully expand into other markets, including womens’ health and (14) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in OAC’s Registration Statement on Form S-4 filed by OAC with the SEC in connection with the Business Combination.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither OAC nor Hims undertakes any duty to update these forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2021	OAKTREE ACQUISITION CORP.

	By:	/s/ Patrick McCaney
	Name:	Patrick McCaney
	Title:	Chief Executive Officer